EXHIBIT 10.13

                                COMMERCIAL LEASE

      The parties agree as follows:

   Landlord:         Strainwise, Inc.

   Tenant:           5110 Race, LLC (d/b/a The Sanctuary)

   Location of
   leased premises:  5110 Race Street, Denver, CO

   Term: Sixty months beginning August 1, 2014. Term can be renewed for five additional years upon written notice from Tenant to Landlord. Notice must be given at least three months before expiration of lease.

   Rent:            $8,400 per month

      During the term of the lease, Tenant will pay property taxes, insurance, utilities, cleaning, trash removal, maintenance and any repairs which are not the responsibility of the Landlord.

      During the term of the lease, Landlord will pay for any repairs (exceeding $5,000 per instance) to the foundation, exterior walls, or roof.

      Tenant may grow and sell marijuana at the leased premises.

AGREED TO AND ACCEPTED:

February 27, 2015
                                          STRAINWISE, INC.


                                          By /s/ Erin Phillips
                                             ---------------------------------
                                             Erin Phillips


                                          5110 RACE STREET, LLC


                                          By /s/ Shawn Phillips
                                             ---------------------------------
                                             Shawn Phillips, Managing Member



                                       97